ALPS ETF TRUST

ALPS HILLMAN ACTIVE VALUE ETF (NYSE ARCA: HVAL)

SUPPLEMENT DATED JUNE 20, 2023

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED MARCH 31, 2023, AS SUPPLEMENTED

On June 20, 2023, the Board of Trustees of ALPS ETF Trust authorized an orderly liquidation of the ALPS Hillman Active Value ETF (the "Fund"). The Fund's Board of Trustees determined, based on a recommendation from ALPS Advisors, Inc., that closing and liquidating the Fund was in the best interests of the Fund and the Fund's shareholders.

From June 21, 2023 through July 25, 2023, the Fund will be in the process of closing down and liquidating its portfolio, which will increase the Fund's cash holdings.

The Fund will close to new investors on July 26, 2023, and the NYSE ARCA will halt trading in the Fund before the opening of trading on July 28, 2023. The effective date of the Fund's liquidation shall be July 28, 2023, or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on July 28, 2023, will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

There can be no assurance that there will be a market for the Fund's shares between the last day of trading on NYSE ARCA (July 27, 2023) and the liquidation date (July 28, 2023).

For additional information regarding the liquidation, shareholders of the Fund may call 866.759.5679.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE